                                                                                                     EXECUTION COPY

                                        ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION AGREEMENT,  dated as of May 5, 2006, between Residential Funding Corporation,  a
Delaware  corporation  ("RFC")  and  Residential  Asset  Mortgage  Products,  Inc.,  a  Delaware  corporation  (the
"Company").

                                                     Recitals

A.       RFC has entered into seller contracts  ("Seller  Contracts") with the  seller/servicers  pursuant to which such seller/servicers sell mortgage loans to RFC.

B.       The Company  wishes to purchase  from RFC  certain  Mortgage  Loans (as  hereinafter  defined)  originated pursuant to the Seller Contracts.

C.       The Company,  RFC, as master  servicer,  and JPMorgan Chase Bank,  N.A., as trustee (the  "Trustee"),  are entering into a Pooling and Servicing Agreement dated as of
April 1,  2006  (the  "Pooling  and  Servicing  Agreement"),  pursuant  to which  the  Trust  will  issue  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series  2006-RZ2  (the  "Certificates")  consisting  of sixteen  classes designated as Class A-1,  Class A-2,  Class A-3,  Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
Class M-7,  Class M-8,  Class M-9,  Class  M-10,  Class SB,  Class R-I  and  Class R-II,   representing  beneficial
ownership  interests  in a trust  fund  consisting  primarily  of a pool  of  fixed  and  adjustable  rate  one- to four-family mortgage loans identified on Exhibit F to the Pooling and Servicing Agreement (the "Mortgage Loans").

D.       In  connection  with the  purchase of the  Mortgage  Loans,  the  Company  will assign to RFC a de minimis portion of the Class R-I and Class R-II Certificates (the "Retained Certificates").

E.       In connection  with the purchase of the Mortgage  Loans and the issuance of the  Certificates,  RFC wishes to make certain representations and warranties to the Company.

F.       The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company  of all its  right,  title and interest in and to the Mortgage  Loans pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

         NOW  THEREFORE,  in  consideration  of the  recitals  and the  mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

1.       All  capitalized  terms used but not  defined  herein  shall  have the  meanings  assigned  thereto in the
Pooling and Servicing Agreement.

2.       Concurrently  with the execution and delivery  hereof,  RFC hereby assigns to the Company without recourse all of its right,  title and interest in and to the Mortgage Loans,  including all interest and principal  received on or with respect to the  Mortgage  Loans after the Cut-off  Date (other than  payments of principal  and interest due on the  Mortgage  Loans in the month of the  Cut-off  Date).  In  consideration  of such  assignment,  RFC will receive from the Company,  in immediately  available funds, an amount equal to  $363,357,194.00,  including accrued interest,  and the Retained  Certificates.  In connection with such assignment and at the Company's direction,  RFC has in respect of each Mortgage Loan endorsed the related  Mortgage Note (other than any Destroyed  Mortgage  Note, as defined in the  following  sentence)  to the order of the Trustee and  delivered  an  assignment  of mortgage in recordable  form to the  Trustee or its agent.  A Destroyed  Mortgage  Note means a Mortgage  Note the  original of which was permanently lost or destroyed.

                  The  Company  and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans  pursuant to this Section 2  shall be, and be construed as, a sale of the
Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such conveyance be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation  of RFC.  Nonetheless,  (a) this
Agreement  is intended to be and hereby is deemed to be a security  agreement  within the meaning of Articles 8 and
9 of the Minnesota Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction;
(b) the conveyance  provided for in this  Section shall be deemed to be a grant by RFC to the Company of a security interest in all of RFC's right  (including  the power to convey title  thereto),  title and  interest,  whether now owned or hereafter  acquired,  in and to (A) the Mortgage Loans,  including the Mortgage Notes, the Mortgages,  any related  insurance  policies  and all other  documents  in the related  Mortgage  Files,  (B) all  amounts  payable pursuant to the  Mortgage  Loans in  accordance  with the terms  thereof  and (C) any and all  general  intangibles consisting of, arising from or relating to any of the foregoing,  and all proceeds of the conversion,  voluntary or
involuntary,  of  the  foregoing  into  cash,  instruments,   securities  or  other  property,  including,  without
limitation,  all amounts from time to time held or invested in the  Certificate  Account or the Custodial  Account,
whether in the form of cash,  instruments,  securities or other  property;  (c) the possession by the Trustee,  the
Custodian  or any other  agent of the Trustee of  Mortgage  Notes or such other  items of  property  as  constitute instruments,  money,  payment  intangibles,  negotiable  documents,  goods,  deposit  accounts,  letters of credit, advices  of  credit,  investment  property,  certificated  securities  or  chattel  paper  shall  be  deemed  to be
"possession by the secured party",  or possession by a purchaser or a person  designated by such secured party, for purposes of perfecting the security  interest  pursuant to the Minnesota  Uniform  Commercial  Code and the Uniform
Commercial Code of any other applicable  jurisdiction  (including,  without  limitation,  Sections 8-106, 9-313 and
9-106  thereof);  and  (d) notifications  to persons  holding  such  property,  and  acknowledgments,  receipts  or confirmations from persons holding such property,  shall be deemed  notifications to, or acknowledgments,  receipts or confirmations from, financial  intermediaries,  bailees or agents (as applicable) of the Trustee for the purpose of  perfecting  such  security  interest  under  applicable  law.  RFC shall,  to the extent  consistent  with this
Agreement,  take such  reasonable  actions as may be  necessary to ensure that,  if this  Agreement  were deemed to create a security  interest in the Mortgage Loans and the other property  described above,  such security  interest would be deemed to be a perfected  security  interest of first priority under applicable law and will be maintained as such  throughout  the term of this  Agreement.  Without  limiting the  generality  of the  foregoing,  RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date,  and the Company  shall file, or shall cause to be filed,  at the expense of RFC,  all  filings  necessary  to  maintain  the  effectiveness  of any original  filings  necessary  under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect the
Company's  security  interest in or lien on the  Mortgage  Loans  including  without  limitation  (x)  continuation statements,  and (y) such other  statements  as may be  occasioned by (1) any change of name of RFC or the Company,
(2) any change of location of the place of business,  state of formation or the chief  executive  office of RFC, or
(3) any transfer of any interest of RFC in any Mortgage Loan.

3.       Concurrently  with the execution and delivery  hereof,  the Company hereby assigns to RFC without recourse all of its right,  title and interest in and to the Retained  Certificates as part of the consideration  payable to
RFC by the Company pursuant to this Agreement.

4.       RFC  represents  and  warrants  to the Company  that on the date of  execution  hereof  (or, if  otherwise specified below, as of the date so specified):

                  (a)      The  information  set forth in the Mortgage  Loan  Schedule for such  Mortgage  Loans is true and correct in all material  respects as of the date or dates  respecting  which such  information is furnished;

                  (b)      Each Mortgage Loan constitutes a qualified mortgage under  Section 860G(a)(3)(A)  of the
         Code and Treasury Regulations Section 1.860G-2(a)(1);

                  (c)      Immediately  prior to the conveyance of the Mortgage Loans to the Company,  RFC had good title to, and was the sole owner of, each  Mortgage Loan free and clear of any pledge,  lien,  encumbrance or security  interest  (other than rights to  servicing  and  related  compensation)  and such  conveyance validly  transfers  ownership  of the Mortgage  Loans to the Company  free and clear of any pledge,  lien, encumbrance or security interest;

                  (d)      Each Mortgage Note  constitutes a legal,  valid and binding  obligation of the Mortgagor enforceable  in  accordance  with its terms except as limited by  bankruptcy,  insolvency or other similar laws affecting generally the enforcement of creditors' rights;

                  (e)      To the best of RFC's  knowledge  as of the Cut-off  Date,  there is no default,  breach, violation  or event of  acceleration  existing  under the terms of any  Mortgage  Note or Mortgage  and no event which, with notice and expiration of any grace or cure period,  would constitute a default,  breach, violation  or event  of  acceleration  under  the  terms of any  Mortgage  Note or  Mortgage,  and no such default,  breach,  violation  or event of  acceleration  has been  waived  by RFC or by any  other  entity involved in servicing a Mortgage Loan;

                  (f)      As of the Cut-off  Date,  none of the Mortgage  Loans are 30 days or more  delinquent in payment of principal and interest;

                  (g)      None of the Mortgage Loans are buydown Mortgage Loans;

                  (h)      To the best of RFC's  knowledge,  there is no delinquent tax or assessment  lien against any related Mortgaged Property;

                  (i)      No Mortgagor has any valid right of offset,  defense or  counterclaim  as to the related
         Mortgage Note or Mortgage, except as may be provided under the Relief Act;

                  (j)      No Mortgage  Loan  provides  for payments  that are subject to reduction by  withholding taxes levied by any foreign (non-United States) sovereign government;

                  (k)      (1) The proceeds of each  Mortgage  Loan have been fully  disbursed  and (2) to the best of  Seller's  knowledge,  there  is no  requirement  for  future  advances  thereunder  and  any  and  all requirements  as to  completion of any on-site or off-site  improvements  and as to  disbursements  of any escrow funds therefor  (including  any escrow funds held to make Monthly  Payments  pending  completion of such  improvements)  have been complied with. All costs, fees and expenses incurred in making,  closing or recording the Mortgage Loans were paid;

                  (l)      To the best of RFC's  knowledge,  with  respect  to each  Mortgage  Loan,  there  are no mechanics' liens or claims for work, labor or material  affecting any Mortgaged  Property which are or may be a lien prior to, or equal with,  the lien of the related  Mortgage,  except such liens that are insured or indemnified against by a title insurance policy;

                  (m)      With respect to each  Mortgage  Loan, a policy of title  insurance  was  effective as of the closing of each  Mortgage  Loan,  is valid and binding,  and remains in full force and effect,  unless the  Mortgaged  Properties  are  located  in the  State of Iowa  and an  attorney's  certificate  has been provided;

                  (n)      To the best of RFC's  knowledge,  each Mortgaged  Property is free of damage and in good repair  and no notice of  condemnation  has been  given  with  respect  thereto  and RFC knows of  nothing involving any  Mortgaged  Property that could  reasonably be expected to materially  adversely  affect the value or marketability of any Mortgaged Property;

                  (o)      Each Mortgage  contains  customary and  enforceable  provisions  which render the rights and  remedies of the holder  adequate  to realize  the  benefits  of the  security  against the  Mortgaged
         Property,  including (i) in the case of a Mortgage that is a deed of trust,  by trustee's sale, or (ii) by judicial  foreclosure or, if applicable,  non-judicial  foreclosure,  and to the best of RFC's  knowledge, there is no homestead or other  exemption  available to the Mortgagor that would interfere with such right to sell at a  trustee's  sale or right to  foreclosure,  subject in each case to  applicable  federal  and state laws and judicial precedents with respect to bankruptcy and right of redemption;

                  (p)      To the best of RFC's  knowledge,  with respect to each Mortgage that is a deed of trust, a  trustee  duly  qualified  under  applicable  law to serve as such is  properly  named,  designated  and serving,  and except in  connection  with a  trustee's  sale  after  default  by a  Mortgagor,  no fees or expenses are payable by the seller or RFC to the trustee under any Mortgage that is a deed of trust;

                  (q)      If the  improvements  securing  a  Mortgage  Loan are  located  in a federal  designated special  flood hazard area,  flood  insurance in the amount  required  under the Program Guide covers such
         Mortgaged  Property  (either by coverage  under the federal  flood  insurance  program or by coverage from private insurers);

                  (r)      With  respect  to each  Mortgage  Loan,  any  appraisal  made  in  connection  with  the origination  of the  Mortgage  Loan was made by an  appraiser  who meets the  minimum  qualifications  for appraisers as specified in the Program Guide;

                  (s)      Each Mortgage Loan is covered by a standard hazard insurance policy;

                  (t)      To the best of RFC's  knowledge,  any escrow  arrangements  established  with respect to any  Mortgage  Loan are in  compliance  with all  applicable  local,  state  and  federal  laws and are in compliance with the terms of the related Mortgage Note;

                  (u)      No Mortgage  Loan was  originated  on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia;

                  (v)      As of the  Cut-off  Date,  approximately  0.1% of the  Mortgage  Loans are  secured by a leasehold  estate. In connection with any Mortgage Loan secured by a leasehold  interest,  with respect to each leasehold interest:  the use of leasehold estates for residential  properties is an accepted practice in the  area  where  the  related  Mortgaged  Property  is  located;  residential  property  in such  area consisting of leasehold  estates is readily  marketable;  the lease is recorded and no party is in any way in breach of any  provision  of such lease;  the  leasehold is in full force and effect and is not subject to any prior lien or  encumbrance  by which the leasehold  could be terminated or subject to any charge or penalty;  and the remaining  term of the lease does not  terminate  less than ten years after the maturity date of such Mortgage Loan;

                  (w)      Each Mortgage Loan as of the time of its origination  complied in all material  respects with all  applicable  local,  state and  federal  laws,  including,  but not  limited  to, all  applicable predatory lending laws;

                  (x)      None of the Mortgage Loans are subject to the Home  Ownership and Equity  Protection Act of 1994.  None of the  Mortgage  Loans are loans that,  under  applicable  state or local law in effect at the time of  origination  of the loan,  are referred to as (1) "high cost" or  "covered"  loans or (2) any other similar  designation  if the law imposes  greater  restrictions  or additional  legal  liability for residential mortgage loans with high interest rates, points and/or fees;

                  (y)      To the best of RFC's  knowledge,  the  Subservicer for each Mortgage Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner;

                  (z)      None of the  proceeds of any  Mortgage  Loan were used to finance the purchase of single premium credit insurance policies;

                  (aa)     No Mortgage Loan is a High Cost Loan or Covered  Loan, as applicable  (as such terms are defined  in the then  current  Standard & Poor's  LEVELS(R)Glossary  which is now  Version  5.6c  Revised,
         Appendix E)  (attached  hereto as Exhibit A));  provided  that no  representation  and warranty is made in this clause (aa) with respect to any Mortgage Loan secured by a Mortgaged  Property  located in the States of Kansas or West Virginia;  and provided  further that no Qualified  Substitute  Mortgage Loan shall be a
         High Cost  Loan or  Covered  Loan (as such  terms are  defined  in  Appendix  E of the  Standard  & Poor's
         Glossary For File Format For LEVELS(R)in effect on the date of substitution,  with such exceptions  thereto as the Company and Standard & Poor's may reasonably agree);

                  (bb)     No Mortgaged  Property consists of a mobile home or a manufactured  housing unit that is not permanently affixed to its foundation;

                  (cc)     The proceeds of the Mortgage  Loan have been fully  disbursed,  there is no  requirement for future advances thereunder;

                  (dd)     With respect to each Mortgage  Loan,  either (i) each Mortgage Loan contains a customary provision  for the  acceleration  of the payment of the unpaid  principal  balance of the Mortgage Loan in the event the related  Mortgaged  Property is sold without the prior consent of the  mortgagee  thereunder or (ii) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note;

                  (ee)     No Mortgage  Loan has a prepayment  penalty  term that  extends  beyond five years after the date of origination;

                  (ff)     No Mortgage Loan provides for deferred interest or negative amortization; and

                  (gg)     Each  Mortgage  Loan listed on the attached  Exhibit B has an original  term to maturity of 360 months and an original amortization term of 480 months.

         Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee  of a breach of the  foregoing representations  and warranties in respect of any Mortgage  Loan, or upon the  occurrence of a Repurchase  Event as described  in  Section 5  below,  which  materially  and  adversely  affects  the  interests  of any holders of the
Certificates  or the Company in such  Mortgage  Loan  (notice of which breach or  occurrence  shall be given to the
Company by RFC,  if it  discovers  the same),  RFC shall,  within 90 days  after the  earlier of its  discovery  or receipt of notice  thereof,  either cure such breach or  Repurchase  Event in all material  respects or,  except as otherwise provided in Section 2.04 of the Pooling and Servicing  Agreement,  either (i) purchase such Mortgage Loan from the Trustee or the  Company,  as the case may be, at a price  equal to the  Purchase  Price for such  Mortgage
Loan or (ii)  substitute a Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage Loan in the manner and subject to the  limitations  set forth in  Section 2.04  of the Pooling and Servicing  Agreement.  If the breach of representation  and warranty that gave rise to the  obligation to repurchase or substitute a Mortgage Loan pursuant to this  Section 4  was the  representation  set forth in clause (w) of this  Section 4,  then RFC shall pay to the
Trust Fund,  concurrently with and in addition to the remedies provided in the preceding sentence,  an amount equal to any  liability,  penalty or expense that was  actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter,  concurrently with such payment.

5.       With respect to each Mortgage Loan, a repurchase event  ("Repurchase  Event") shall have occurred if it is discovered that, as of the date hereof,  the related  Mortgage was not a valid first lien on the related  Mortgaged
Property  subject  only to (i) the lien of real  property  taxes  and  assessments  not yet due and  payable,  (ii)
covenants,  conditions,  and  restrictions,  rights of way,  easements and other matters of public record as of the date of recording of such Mortgage and such other  permissible  title exceptions as are listed in the Program Guide and (iii) other matters to which like  properties  are commonly  subject which do not materially  adversely  affect the value, use,  enjoyment or marketability of the Mortgaged  Property.  In addition,  with respect to any Mortgage
Loan as to which the Company  delivers to the Trustee or the  Custodian an affidavit  certifying  that the original
Mortgage Note has been lost or destroyed,  if such Mortgage  Loan  subsequently  is in default and the  enforcement thereof or of the related Mortgage is materially  adversely  affected by the absence of the original Mortgage Note, a Repurchase  Event shall be deemed to have  occurred and RFC will be obligated to  repurchase  or  substitute  for such Mortgage Loan in the manner set forth in Section 4 above.

6.       RFC hereby  represents  and warrants to the Company that with respect to each Mortgage  Loan,  the REMIC's tax basis in each  Mortgage  Loan as of the Closing Date is equal to or greater  than 100% of the Stated  Principal
Balance thereof.

7.       This Agreement  shall inure to the benefit of and be binding upon the parties hereto and their  respective successors and assigns, and no other person shall have any right or obligation hereunder.

8.       RFC, as master  servicer  under the Pooling and Servicing  Agreement  (the "Master  Servicer"),  shall not waive (or  permit a  sub-servicer  to waive)  any  prepayment  charge on a Mortgage  Loan (a  "Prepayment  Charge")
unless:  (i)  the  enforceability  thereof  shall  have  been  limited  by  bankruptcy,   insolvency,   moratorium,
receivership  and other similar laws relating to  creditors'  rights  generally,  (ii) the  enforcement  thereof is illegal,  or any local,  state or federal agency has threatened legal action if the Prepayment  Charge is enforced,
(iii) the  collectability  thereof shall have been limited due to  acceleration in connection with a foreclosure or other  involuntary  payment or (iv) such waiver is standard and customary in servicing  similar  Mortgage Loans and relates to a default or a  reasonably  foreseeable  default  and would,  in the  reasonable  judgment of the Master
Servicer,  maximize  recovery of total  proceeds  taking into account the value of such  Prepayment  Charge and the related  Mortgage  Loan.  In no event will the Master  Servicer  waive a  Prepayment  Charge in  connection  with a refinancing  of a  Mortgage  Loan that is not  related  to a default  or a  reasonably  foreseeable  default.  If a
Prepayment  Charge is  waived,  but does not meet the  standards  described  above,  then the  Master  Servicer  is required  to pay the amount of such  waived  Prepayment  Charge to the holder of the Class SB  Certificates  at the time that the amount prepaid on the related  Mortgage Loan is required to be deposited into the Custodial  Account.
Notwithstanding  any other  provisions of this  Agreement,  any payments made by the Master  Servicer in respect of any waived  Prepayment  Charges  pursuant to this Section  shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

                                             [Signature page follows]

         IN WITNESS  WHEREOF,  the parties have entered into this  Assignment  and  Assumption  Agreement as of the date first above written.

                                                     RESIDENTIAL FUNDING CORPORATION

                                                     By: /s/Christopher Martinez
                                                          Name:  Christopher Martinez
                                                          Title: Associate

                                                     RESIDENTIAL ASSET MORTGAGE
                                                     PRODUCTS, INC.

                                                     By: /s/Joseph Orning
                                                          Name:  Joseph Orning
                                                          Title: Vice President

                                                     EXHIBIT A

                                 APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                                        FILE FORMAT FOR LEVELS(R)VERSION 5.6

                                                                                REVISED July 11, 2005

APPENDIX  E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized loans governed by anti-predatory  lending laws in the Jurisdictions  listed below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and  thresholds set forth in those laws.  Note that certain loans  classified by the  relevant  statute as Covered  are  included  in  Standard & Poor's  High Cost Loan  Category  because  they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
        State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
Arkansas                           Arkansas Home Loan Protection Act, Ark. Code      High Cost Home Loan
                                   Ann.ss.ss.23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun. Codess.ss.       Covered Loan
                                   757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Colorado                           Consumer Equity Protection, Colo. Stat. Ann.ss.ss. Covered Loan
                                   5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- --------------------------------
Connecticut                        Connecticut Abusive Home Loan Lending Practices   High Cost Home Loan
                                   Act, Conn. Gen. Stat.ss.ss.36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- --------------------------------
District of Columbia               Home Loan Protection Act, D.C. Codess.ss.          Covered Loan
                                   26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann.ss.ss.494.0078     High Cost Home Loan
                                   et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- --------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      High Cost Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Georgia as amended (Mar. 7, 2003   Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      High Cost Home Loan
- current)                         7-6A-1 et seq.

                                   Effective for loans closed on or after March 7,
                                   2003
---------------------------------- ------------------------------------------------- --------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection Act of       High Cost Loan
                                   1994, 15 U.S.C.ss.1639, 12 C.F.R.ss.ss.226.32 and
                                   226.34

                                   Effective October 1, 1995, amendments October
                                   1, 2002
---------------------------------- ------------------------------------------------- --------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp. Stat. tit.    High Risk Home Loan
                                   815,ss.ss.137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------- ------------------------------------------------- --------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann.ss.ss.        High Loan to Value Consumer
                                   16a-1-101 et seq.                                 Loan (id.ss.16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999; Section 16a-3-308a
                                   became effective July 1, 1999
---------------------------------- ------------------------------------------------- --------------------------------
                                                                                     High APR Consumer Loan (id.ss.
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- --------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.   High Cost Home Loan
                                   Rev. Stat.ss.ss.360.100 et seq.

                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A,ss.ss.   High Rate High Fee Mortgage
                                   8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------- ------------------------------------------------- --------------------------------
Massachusetts                      Part 40 and Part 32, 209 C.M.R.ss.ss.32.00 et       High Cost Home Loan
                                   seq. and 209 C.M.R.ss.ss.40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- --------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat.ss.ss.       Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,   High Cost Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    High Cost Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
New York                           N.Y. Banking Law Article 6-l                      High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    High Cost Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann.ss.ss.1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- --------------------------------
Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
South Carolina                     South Carolina High Cost and Consumer Home        High Cost Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan
                                   Broker and Servicer Act, W. Va. Code Ann.ss.ss.    Act Loan
                                   31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- --------------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      Covered Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,   Covered Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- --------------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,   Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------

                                                     EXHIBIT B

                               LIST OF MORTGAGE LOANS WITH ORIGINAL TERM TO MATURITY
                           OF 360 MONTHS AND AN ORIGINAL AMORTIZATION TERM OF 480 MONTHS

                                                 [SEE ATTACHMENT]

     Loan Number     Principal Balance  Original Term    Amortization Term
       10223750          263610.27           360                480
       10255154             177869           360                480
       10255460          229674.96           360                480
       10296412          153413.05           360                480
       10296472          149813.48           360                480
       10296690          129921.82           360                480
       10297426          194876.62           360                480
       10321794          117910.15           360                480
       10333916          105910.08           360                480
       10334170           359752.5           360                480
       10334174          449839.93           360                480
       10334178          124937.88           360                480
       10334184           329829.9           360                480
       10334206           94455.13           360                480
       10369976          314710.51           360                480
       10369996           80731.08           360                480
       10370078          117868.74           360                480
       10370082          197956.94           360                480
       10370118          264929.41           360                480
       10370568          679662.06           360                480
       10370576           229931.7           360                480
       10370582          429815.07           360                480
       10375064          113927.12           360                480
       10382594          199948.63           360                480
       10382804           86883.03           360                480
       10389065          139643.62           360                480
       10389077           74708.91           360                480
       10389089           77316.61           360                480
       10389093          219697.81           360                480
       10389097           52923.04           360                480
       10389113          199761.77           360                480
       10389121          213716.26           360                480
       10389127          123846.22           360                480
       10389133            92881.5           360                480
       10389155           83906.12           360                480
       10389165          137485.95           360                480
       10389171          229726.04           360                480
       10389199          364647.78           360                480
       10389213            58143.3           360                480
       10389215          286611.52           360                480
       10389227          344600.71           360                480
       10389235          183721.07           360                480
       10389245          129538.72           360                480
       10389257          175863.43           360                480
       10389275          225788.42           360                480
       10389293          314357.36           360                480
       10389297          184840.05           360                480
       10389317          113929.08           360                480
       10389345          176786.68           360                480
       10389365          598518.01           360                480
       10389377          134856.36           360                480
       10389387          369752.11           360                480
       10389407          144869.95           360                480
       10389411           334783.7           360                480
       10389433          484515.82           360                480
       10389445          147936.85           360                480
       10389447           64954.16           360                480
       10389457           77245.44           360                480
       10389463          311690.72           360                480
       10389465          169836.55           360                480
       10389475          278741.99           360                480
       10389487          298793.69           360                480
       10389493           82845.84           360                480
       10389495           142524.4           360                480
       10389529           99940.06           360                480
       10389531           57949.83           360                480
       10389537          194475.65           360                480
       10389545          117898.66           360                480
       10389573          167843.84           360                480
       10389575          374544.44           360                480
       10389597          251741.16           360                480
       10389607           539638.2           360                480
       10389617           63945.91           360                480
       10389625          200484.07           360                480
       10402173          264014.42           360                480
       10435391          214826.99           360                480
       10435559           106913.9           360                480
       10435569          144870.88           360                480
       10457383          455003.49           360                480
       10457391          105914.67           360                480
       10457395          349698.54           360                480
       10457403           58260.95           360                480
       10457433          175569.52           360                480
       10457443          149890.11           360                480
       10457449          145923.08           360                480
       10457451          293724.75           360                480
       10457467          289798.42           360                480
       10457469           469826.4           360                480
       10457479          689617.47           360                480
       10457503          384760.92           360                480
       10457517          319781.55           360                480
       10457521          115448.61           360                480
       10457523          219890.66           360                480
       10457533          149841.51           360                480
       10457539           92958.61           360                480
       10457541          119946.98           360                480
       10457559          634386.98           360                480
       10457565          274812.27           360                480
       10457569          253849.72           360                480
       10457573          137774.13           360                480
       10457575          120137.38           360                480
       10457581           365008.5           360                480
       10457595          232347.93           360                480
       10457611          110894.49           360                480
       10457619          258845.65           360                480
       10457629          100911.99           360                480
       10457635          100448.58           360                480
       10457641          180870.83           360                480
       10457647          404758.65           360                480
       10457651          176877.46           360                480
       10457653          131913.67           360                480
       10457657          204923.29           360                480
       10457661          114928.97           360                480
       10457663          305886.97           360                480
       10457671          121887.68           360                480
       10457697           334688.5           360                480
       10457699          207863.95           360                480
       10457701          148418.27           360                480
       10457703          288867.54           360                480
       10457745          374850.71           360                480
       10457769           242383.8           360                480
       10457801          230053.71           360                480
       10457805          244347.11           360                480
       10457809          129897.04           360                480
       10457819          141424.34           360                480
       10457821          138950.56           360                480
       10457823          199780.87           360                480
       10457825          182905.67           360                480
       10457831           78460.98           360                480
       10457841           102942.9           360                480
       10457851          229889.82           360                480
       10457855          176818.32           360                480
       10457859          122942.84           360                480
       10457861          398882.16           360                480
       10457865          239914.62           360                480
       10462047          289677.11           360                480
       10499211          144967.86           360                480
       10499219          114928.97           360                480
       10499225          132312.08           360                480
       10499241           99926.22           360                480
       10499247          177959.06           360                480
       10499253          210737.66           360                480
       10499255             255899           360                480
       10499261          306817.06           360                480
       10499263          114959.09           360                480
       10499265          519888.59           360                480
       10499275          193931.12           360                480
       10499277           68886.33           360                480
       10499281          259930.74           360                480
       10499285           84963.54           360                480
       10499295          119864.39           360                480
       10499297          144965.39           360                480
       10499307          156451.82           360                480
       10499315           204956.2           360                480
       10499319          324910.22           360                480
       10499325          509842.99           360                480
       10499331          154848.78           360                480
       10499333           89977.71           360                480
       10499347           170445.6           360                480
       10499359          169949.52           360                480
       10499375          157376.27           360                480
       10499377           244929.8           360                480
       10499383           73978.79           360                480
       10499387          339891.51           360                480
       10499389          289940.32           360                480
       10499391          159945.17           360                480
       10499407          392391.57           360                480
       10499413          299950.73           360                480
       10499417          249920.22           360                480
       10499431          239936.07           360                480
       10499433          132447.72           360                480
       10499437          182956.32           360                480
       10499441          215931.07           360                480
       10499443             228000           360                480
       10499459          260925.21           360                480
       10499461          198924.17           360                480
       10499463          127959.15           360                480
       10499467           95973.48           360                480
       10499471          114969.37           360                480
       10499473          299925.72           360                480
       10499477           166346.9           360                480
       10499479          139948.51           360                480
       10499493          340421.67           360                480
       10499497          157957.91           360                480
       10499505          313927.76           360                480
       10499509           53985.62           360                480
       10499511          124948.93           360                480
       10499513          225922.55           360                480
       10499519          199942.71           360                480
       10499529          178440.97           360                480
       10499539          184955.85           360                480
       10499541          215938.11           360                480
       10499545          194937.77           360                480
       10499547          189859.32           360                480
       10499559          228960.92           360                480
       10499563          624814.38           360                480
       10499565          649826.85           360                480
       10499571          239431.38           360                480
       10499573          199957.15           360                480
       10499609           63467.26           360                480
       10499613          309889.94           360                480
       10499645          151864.67           360                480
       10499647           87925.51           360                480
       10499649           79858.52           360                480
       10499661          239942.72           360                480
       10499665          142924.64           360                480
       10499675           59987.65           360                480
       10499679          119834.02           360                480
       10499697           88970.57           360                480
       10499707          181432.97           360                480
       10499711          237789.34           360                480
       10499715          484867.78           360                480